Exhibit 10.89

EXECUTION VERSION

AMENDMENT NUMBER ONE

to the

LOAN AND SECURITY AGREEMENT

 (Freddie Mac MSRs)

dated as of February 1, 2018

among

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

and

PENNYMAC LOAN SERVICES, LLC

and

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

This AMENDMENT NUMBER ONE (this “Amendment”) is made as of this 29th day of January, 2020, by and among Credit Suisse AG, Cayman Islands Branch (the “Lender”), Private National Mortgage Acceptance Company, LLC (the “Guarantor”) and PennyMac Loan Services, LLC  (the  “Borrower” and the “Servicer”)), and amends that certain Loan and Security Agreement, dated as of February 1, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Lender, the Guarantor and the Borrower.

WHEREAS, the Lender, the Guarantor and the Borrower have agreed to amend the Loan Agreement as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.      Amendment.  Effective as of the date hereof:

(a)         Section 1.1 of Schedule I of the Loan Agreement is hereby amended by deleting the defined term “Maturity Date” in its entirety and replacing such term with the following:

“Maturity Date” means April 24, 2020.

SECTION 2.      Fees and Expenses.  Borrower agrees to pay to Lender all fees and out of pocket expenses incurred by Lender in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Lender incurred in connection with this Amendment, in accordance with Section 3.03 of the Loan Agreement.

SECTION 3.      Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

SECTION 4.     Limited Effect.  Except as amended hereby, the Loan Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

SECTION 5.     Representations. In order to induce Lender to execute and deliver this Amendment, each of the Borrower and the Guarantor hereby represents to Lender that as of the date hereof, (i) each of the Borrower and the Guarantor is in full compliance with all of the terms and conditions of the Facility Documents and remains bound by the terms thereof, and (ii) no default or event of default has occurred and is continuing under the Facility Documents.

SECTION 6.      Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5‑1402 of the New York General Obligations Law which shall be applicable).

SECTION 7.     Counterparts.  For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

SECTION 8.      Miscellaneous.

(a)         This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

(b)         The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Loan Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the Lender, the Guarantor and the Borrower have each caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:	/s/ Dominic Obaditch
	Name:	Dominic Obaditch
	Title:	Authorized Signatory

By:	/s/ Kwaw de Graft-Johnson
	Name:	Kwaw de Graft-Johnson
	Title:	Authorized Signatory

PENNYMAC LOAN SERVICES, LLC,
as Borrower

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Senior Managing Director and Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC,
as Guarantor

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Senior Managing Director and Treasurer

[Signature Page to Amendment Number One to Loan and Security Agreement (CS – PLS)]